SCHEDULE 14A

         Proxy Statement Pursuant to Section 14(a) of the Securities
                     Exchange Act of 1934 (Amendment No. __)


Check the appropriate box:

[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule
    14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Section 240.14a-12


                        Odyssey Marine Exploration, Inc.
_____________________________________________________________________________
                (Name of Registrant As Specified In Its Charter)


_____________________________________________________________________________
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the Appropriate Box):

[X] No fee required

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11:


1. Title of each class of securities to which transaction applies:
_________________________________________________________________

2. Aggregate number of securities to which transaction applies:
_________________________________________________________________

3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
_________________________________________________________________

4. Proposed maximum aggregate value of transaction
_________________________________________________________________

5. Total fee paid
_________________________________________________________________

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)   Amount Previously Paid:
________________________________________________

(2)   Form, Schedule or Registration Statement No.:
________________________________________________


(3)  Filing Party:
________________________________________________

(4)  Date Filed:
________________________________________________



























































                       ODYSSEY MARINE EXPLORATION, INC.
                            5215 WEST LAUREL ST
                           TAMPA, FLORIDA  33607
                              (813) 876-1776


                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD FEBRUARY 25, 2005


TO THE SHAREHOLDERS OF ODYSSEY MARINE EXPLORATION, INC.:

     NOTICE HEREBY IS GIVEN that the Annual Meeting of Shareholders of Odyssey Marine Exploration, Inc., a Nevada corporation (the "Company"), will be held
at the Quorum Hotel   Tampa, 700 North Westshore Blvd., Tampa, Florida, on
Friday, February 25, 2005, at 9:30 a.m., Eastern Time, and at any and all adjournments thereof, for the purpose of considering and acting upon the following matters:

     1. The election of five (5) Directors of the Company to serve until the next Annual Meeting of Shareholders and until their successors have been duly elected and qualified;

     2. The ratification of the appointment of Ferlita, Walsh & Gonzalez, P.A. as the Company's independent auditors; and

     3. The transaction of such other business as may properly come before the meeting or any adjournment thereof.

     Only holders of the common stock, $.0001 par value, of the Company of record at the close of business on January 21, 2005, will be entitled to notice of and to vote at the Meeting or at any adjournment or adjournments thereof. The proxies are being solicited by the Board of Directors of the Company.

     All shareholders, whether or not they expect to attend the Annual Meeting of Shareholders in person, are urged to sign and date the enclosed Proxy and return it promptly in the enclosed postage-paid envelope which requires no additional postage if mailed in the United States. The giving of a proxy will not affect your right to vote in person if you attend the Meeting.

                              BY ORDER OF THE BOARD OF DIRECTORS



                              JOHN C. MORRIS, PRESIDENT



Tampa, Florida
January 21, 2005











                       ODYSSEY MARINE EXPLORATION, INC.
                           5215 WEST LAUREL STREET
                            TAMPA, FLORIDA  33609
                                (813) 876-1776

                              ____________________

                                 PROXY STATEMENT
                              ____________________

                         ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD FEBRUARY 25, 2005

                               GENERAL INFORMATION

    The enclosed Proxy is solicited by and on behalf of the Board of Directors of Odyssey Marine Exploration, Inc., a Nevada corporation (the "Company"), for use at the Company's Annual Meeting of Shareholders to be held at the Quorum
Hotel   Tampa, 700 North Westshore Blvd., Tampa, Florida, on Friday, February
25, 2005, at 9:30 a.m., Eastern Time, and at any adjournment thereof. It is anticipated that this Proxy Statement and the accompanying Proxy will be mailed to the Company's shareholders on or about January 28, 2005.

     Any person signing and returning the enclosed Proxy may revoke it at any time before it is voted by giving written notice of such revocation to the Company, or by voting in person at the Meeting. The expense of soliciting proxies, including the cost of preparing, assembling and mailing this proxy material to shareholders, will be borne by the Company. It is anticipated that solicitations of proxies for the Meeting will be made only by use of the mails; however, the Company may use the services of its Directors, Officers and employees to solicit proxies personally or by telephone, without additional salary or compensation to them. Brokerage houses, custodians, nominees and fiduciaries will be requested to forward the proxy soliciting materials to the beneficial owners of the Company's shares held of record by such persons, and the Company will reimburse such persons for their reasonable out-of-pocket expenses incurred by them in that connection.

     All shares represented by valid proxies will be voted in accordance therewith at the Meeting.

     The Company's Annual Report on Form 10-KSB for the fiscal year ended February 29, 2004, is being simultaneously mailed to the Company's shareholders, but does not constitute part of these proxy soliciting materials.

                     SHARES OUTSTANDING AND VOTING RIGHTS

     All voting rights are vested exclusively in the holders of the Company's common stock, $.0001 par value, with each share entitled to one vote. Only shareholders of record at the close of business on January 21, 2005, are entitled to notice of and to vote at the Meeting or any adjournment thereof. On January 21, 2005, the Company had 38,570,599 shares of its common stock outstanding, each share of which is entitled to one vote on all matters to be voted upon at the Meeting, including the election of Directors. Cumulative voting in the election of Directors is not permitted.

     A majority of the Company's outstanding common stock represented in person or by proxy shall constitute a quorum at the Meeting.

                        SECURITY OWNERSHIP OF CERTAIN
                       BENEFICIAL OWNERS AND MANAGEMENT

     The following table set forth, as of January 21, 2005, the stock ownership of each person known by the Company to be the beneficial owner of five percent or more of the Company's Common Stock, each Officer and Director individually and all Officers and Directors of the Company as a Group.

                                     Amount of
Name of                              Beneficial              Percentage
Beneficial Owner                     Ownership               of Class
----------------                     ------------            ----------

MacDougald Family
  Limited Partnership                3,594,008 (1)              9.3%
260 First Avenue South, Suite 110
St. Petersburg, FL 33701

Gregory P. Stemm                     2,078,741 (2)              5.3%
5215 W. Laurel St.
Tampa, FL  33607

John C. Morris                       1,718,629 (3)              4.4%
5215 W. Laurel St.
Tampa, FL  33607

David A. Morris                        536,940 (4)              1.4%
5215 W. Laurel St.
Tampa, FL  33607

David J. Saul                          555,000 (5)              1.4%
5215 W. Laurel St.
Tampa, FL  33607

George Knutsson                        174,000 (6)              0.5%
5215 W. Laurel St.
Tampa, FL  33607

George Becker                          243,400 (7)              0.6%
5215 W. Laurel St.
Tampa, FL  33607

George Lackman                         300,000 (8)              0.8%
5215 W. Laurel St.
Tampa, FL  33607

Michael J. Holmes                       60,000 (9)              0.2%
5215 W. Laurel St.
Tampa, FL  33607

Davis D. Howe                           35,000 (10)             0.1%
5215 W. Laurel St.
Tampa, FL  33607

All Officers and Directors
as a group (9 persons)               5,701,710                 14.2%
________________

(1) Includes 3,594,008 shares beneficially held by MacDougald Family Limited Partnership(MFLP). MacDougald Management, Inc.(MMI)is the general partner of MacDougald Family Limited Partnership. Limited Partners are James E. MacDougald, his wife Suzanne M. MacDougald, and two trusts created for the children and grandchildren of Mr. and Mrs. MacDougald.

(2) Includes 606,182 shares held by Greg and Laurie Stemm, 1,122,559 shares held by Adanic Capital, Ltd., a limited partnership for which Greg Stemm serves as general partner, and 350,000 shares underlying currently exercisable stock options.

(3) Includes 1,368,629 shares held by John Morris, and 350,000 shares underlying currently exercisable stock options.

(4) Includes 312,626 shares held by David A. Morris, 24,314 shares held by Chad E. Morris his son who lives in the same household, and 200,000 shares underlying currently exercisable stock options.

(5) Includes 280,000 shares held by David J. Saul and his wife Christine, and 175,000 shares underlying currently exercisable stock options, and 100,000 shares underlying a currently exercisable warrant held by David J. Saul.

(6) Includes 99,000 shares and 75,000 shares underlying currently exercisable stock options held by George Knutsson.

(7) Includes 43,400 shares and 200,000 shares underlying currently exercisable stock options held by George Becker.

(8) Includes 100,000 shares, 100,000 shares underlying currently exercisable stock options, and 100,000 shares underlying a currently exercisable warrant held by Mr. Lackman.

(9) Includes 10,000 shares and 50,000 shares underlying currently exercisable stock options held by Michael Holmes.

(10) Includes 10,000 shares and 25,000 shares underlying currently exercisable stock options held by Davis Howe.

                           ELECTION OF DIRECTORS

     The Board of Directors currently consists of five members. The Board of Directors recommends the election as Directors of the five (5) nominees listed below, to hold office until the next Annual Meeting of Shareholders and until their successors are elected and qualified or until their earlier death, resignation or removal. Each of the five current members of the present Board of Directors has been nominated for re-election. The persons named as "Proxies" in the enclosed form of Proxy will vote the shares represented by all valid returned proxies in accordance with the specifications of the shareholders returning such proxies. If at the time of the Meeting any of the nominees named below should be unable to serve, which event is not expected to occur, the discretionary authority provided in the Proxy will be exercised to vote for such substitute nominee or nominees, if any, as shall be designated by the Board of Directors.

     The following table sets forth the name and age of each nominee for Director, indicating all positions and offices with the Company presently held, and the period during which each person has served as a Director:

                                          Positions and Offices Held
       Name               Age               and Term as a Director
  -----------------        --           --------------------------------

  John C. Morris           55           Chairman, CEO and Director since
                                        May 1994

  Gregory P. Stemm         47           Vice-President - Research and
                                        Operations and Director since
                                        May 1994

  George Knutsson          66           Director since June 2001

  David J. Saul            64           Director since October 2001

  George E. Lackman, Jr.   73           Director since November 2002

     There is no family relationship between any of the Directors or the Executive Officers of the Company except John Morris and David Morris who are brothers.

     All directors will hold office until the next annual meeting of the Shareholders.

     The following sets forth biographical information as to the business experience of each Officer and Director of the Company for at least the last five years.

     John C. Morris has served as President, CEO and Chairman of the Board of Directors of the Company since May 1994. In these capacities, Mr. Morris has been responsible for strategic planning, financing, and general execution of our business plan. He has overseen the first deep water archaeological recovery of a Spanish shipwreck from the 1622 fleet using a remotely operated vehicle and has been instrumental in the planning and execution of the company's current search and recovery operations.

     Gregory P. Stemm has served as Vice President, Research and Operations and as a member of the Board of Directors since May 1994. He is responsible for research and operations on all shipwreck projects. Greg has extensive experience in managing shipwreck exploration operations since entering the field in 1986, including deep ocean search and robotic archaeological excavation on a number of projects. A panelist at the 1998 Law of the Sea Institute, Stemm was appointed for four consecutive terms to the United States delegation to the United Nations Educational, Scientific and Cultural Organization (UNESCO) expert meeting to negotiate the "Draft Convention for the Protection of Underwater Cultural Heritage." He was selected as a Fellow of the Explorers Club, and was the founder and past-president of the Professional Shipwreck Explorers Association (ProSEA). Stemm served as a founding director (1986-93) and international president (1992-93) of YEO (Young Entrepreneurs Organization) and was also a founding member of the World Entrepreneurs Organization, where he served on the International Board of Directors (1997-98).

     George Knutsson has served as a Director of the Company since June 2001. Since 1995, Mr. Knutsson has been the President and Chairman of American Boat Trailer Rental Company, Inc., which is the largest provider of boat trailer rentals in the Southeast US. In 1978, he founded Dollar Rental Car of Florida and served as CEO until 1990, when he sold the company. Mr. Knutsson also owned and operated Pirates Cove Marina in the Tampa Bay area from 1984 until he sold it in 1995. From 1995 to 1999, he was the co-founder and Chief Financial Officer of Pro-Tech Monitoring, which uses patented GPS/cellular technology in the monitoring and tracking of felons worldwide. He received his Bachelors degree from the University of Florida and a MBA from the University of South Florida.

     Dr. David J. Saul, who is retired, has served as a member of the Company's Board of Directors since October 2001. Dr. Saul was Bermuda's Minister of Finance from 1989 to 1995, and Premier of Bermuda from 1995 to 1997. In addition to his political background, Dr. Saul held two senior posts with Fidelity Investments, from 1984 through 1995, as the President of Fidelity Bermuda and Executive Vice President of Fidelity International. He retired from the firm in 1999, but remains a Director of Fidelity's main international Board, and a Director of some 40 other Fidelity Companies around the world - including the U.K., Bermuda, Jersey, Tokyo, Hong Kong, Cayman Islands, Luxembourg and Taiwan. Dr. Saul's professional activities include two stints as a Director of the Bermuda Monetary Authority and he currently serves as a Director of Lombard Odier (Bermuda), a subsidiary of the Swiss Bank, and a Director of the London Steam Ship Owners' Mutual Insurance Association (Bermuda) Ltd. A keen oceanographer with a passion for shipwrecks and the sea, he is a founding Trustee of the Bermuda Underwater Exploration Institute, and a founding Director of the Professional Shipwreck Explorers Association.

     George E. Lackman Jr., has served as a member of the Company's Board of Directors since November 2002, and brings experience from his distinguished career in banking, business operations, shipbuilding, international business and public service to Odyssey Marine Exploration. Mr. Lackman was founding Chairman and President of Citrus Park Bank, which was sold to Florida National Bank in 1985. At Florida National, he served as head of Retail Banking, Business Banking and Commercial Banking for the Tampa area. After the merger of Florida National and First Union National Bank he started First Union's first Private Banking Program in the Tampa area. He retired from First Union as Vice President of Corporate Development. Mr. Lackman spent 25 years in the shipyard business, including service as Vice President of Tampa Ship Repair and Dry Dock Company, Tampa's largest shipyard. He was President of Nutri-Sol Chemical Company, Marine Insulation Company, Corban Industries and Acetogen Gas Company of Florida. Mr. Lackman's international experience spans service as President of an International Investment Group, Chairman of the Tampa Chamber of Commerce International Board and as President/Chairman of the Tampa Bay International Business Council. He also served as an Advisor to the Central American Banks. Mr. Lackman extensive public and community service includes service to and leadership of many health care organizations. He was especially active in groups working to reduce infant mortality and increase prenatal care. Two Florida Governors have called on Mr. Lackman to serve on various health care and community service groups.

     George Becker Jr. (age 68), joined Odyssey as Chief Operating Officer during April 2002, and became Executive-V.P. in June 2004. From 1992 until April 2002, Mr. Becker was the President of George J. Becker Jr. & Associates, consultants to companies in the leisure, themed attraction and hospitality industries. Mr. Becker is a senior executive with thirty years experience in major leisure industry profit center development, management, marketing, staffing and operations. For twenty-two years, Mr. Becker was involved in the development and management of the Sea World marine life parks in the United States and served at various times in several positions including as the former Executive Vice President of Sea World Inc., Chairman and Chief Executive Officer, Sea World of Texas, President and Chief Executive Officer of Sea World of California and President and Chief Executive Officer of Sea World of Florida. In 1997 Mr. Becker became President of Entercitement LLC. He led the creative concept and design of a proposed theme park in Indianapolis, Indiana. Park development was stopped in 1998 due to a lack of financing and Mr. Becker resigned in 1999 from Entercitement. Mr. Becker has been recognized as a tourism leader for his work in several regions of the country. A skilled new business developer and team builder, Mr. Becker is known for creating viable management teams, achieving excellent productivity and harmony between employees of widely divergent skills and personalities. Becker has been active in a number of national, regional and state visitor organizations. He served as Executive Director of the Florida Tourism Commission. In 1983, he was President of the Florida Chamber of Commerce and in 1984 he chaired Governor Bob Graham's Commission on Public Facility Financing.

     Michael J. Holmes (age 55), joined Odyssey as Controller in March 2004, and became Chief Financial Officer in May 2004. Mr. Holmes has served in a variety of subsidiary financial management positions with Anheuser-Busch Companies, Inc. to include Vice President Finance, Sea World Orlando; Vice President Finance, Busch Gardens Tampa Bay; Corporate Controller, Metal Container Corp in St Louis; VP Finance & CFO Exploration Cruise Lines in Seattle, Washington; and Director Internal Audit Services for Anheuser-Busch in St Louis. Mike received his undergraduate degree from the University of Missouri and his MBA from Crummer Graduate School of Business at Rollins College in Orlando. Mike has also served as an adjunct professor of Accounting at the Rosen School of Hospitality Management, University of Central Florida in Orlando. Mike has been very active in community leadership positions to include board member of the Orlando Regional Chamber of Commerce, the ETC of Central Florida (International Drive Transportation Group) and Junior Achievement of Tampa Bay. He is currently serving on the Crummer Graduate School of Business Alumni Board and is a graduate of Leadership Tampa.

     David A. Morris (Age 53) has served as Secretary and Treasurer of the Company since August 1997. Mr. Morris graduated with a Bachelor of Science degree in Mechanical Engineering from Michigan State University in 1974. In his capacity with the Company David coordinates administrative business activities including accounting, audit, financial and tax reporting and participates in overall corporate planning.

     Davis D. Howe (Age 45) joined Odyssey Marine Exploration as Chief Operating Officer in July 2004. Mr. Howe has assisted several public companies transition from the developmental and early revenue generating stages to successful operational companies maximizing revenues and earnings. He has held senior management positions at several major public companies including Nextel Communications, Aerial Communications (merged with VoiceStream and Omnipoint) and Intermedia. Mr. Howe has been instrumental in developing strong organizational structure for companies requiring cross-departmental improvement.

     The Company's Board of Directors held six (6) meetings during the fiscal year ended February 29, 2004. Each Director attended at least 75% of the aggregate number of meetings held by the Board of Directors and its Committees during the time each such Director was a member of the Board or of any Committee of the Board. Since February 29, 2004, the Board has held four (4) additional meetings.

     The Board has analyzed the independence of each Director and determined that the following directors are independent under the listing standards of the American Stock Exchange, and have no material relationships with the

Company (either directly or as a partner, stockholder or officer of an organization that has a relationship with the Company): George Knutsson, David J. Saul and George E. Lackman, Jr. John C. Morris and Gregory P. Stemm are not considered independent because they are officers of the Company.

     The Company's executive officers hold office until the next annual meeting of directors of the Company, which currently is scheduled for February 25, 2005. There are no known arrangements or understandings between any director or executive officer and any other person pursuant to which any of the above-named executive officers or directors was selected as an officer or director of the Company.

     No event occurred during the past five years which is material to an evaluation of the ability or integrity of any Director or person nominated to be Director or Executive Officer of the Company.

Committees of the Board

     The Company has a Compensation Committee, an Audit Committee and a Governance Committee.

     Compensation Committee

     The Compensation Committee presently consists of George Knutsson, David
J. Saul and George E. Lackman, Jr. The Compensation Committee reviews the compensation arrangements for the Company's Chief Executive Officer and makes recommendations to the Board of Directors. During the fiscal year ended February 29, 2004, this Committee held one (1) meeting. The Committee has since held two additional meetings and has utilized outside consultants to assist in formulating its recommendations to the Board.

     Audit Committee

     The Audit Committee presently consists of George Knutsson, David J. Saul and George E. Lackman, Jr. The Audit Committee assists the Board of Directors in fulfilling its responsibilities to stockholders concerning the Company's financial reporting and internal controls and facilitates open communication between the Audit Committee, Board of Directors, Odyssey's independent registered public accounting firm and management. The Audit Committee is responsible for reviewing the audit process and evaluating and retaining the independent registered public accountants. The independent registered public accounting firm meets with the Audit Committee to review and discuss various matters pertaining to the audit, Odyssey's financial statements, the report of the independent registered public accounting firm on the results, scope and terms of their work, and their recommendations concerning the financial practices, controls, procedures and policies employed by Odyssey. The Audit Committee is charged with the treatment of complaints for the confidential, anonymous submission by employees of Odyssey of concerns regarding questionable accounting or auditing matters. The Board of Directors has adopted a written charter for the Audit Committee, a copy of which is attached to this proxy statement as Appendix A. During the fiscal years ended February 29, 2004, the Audit Committee held four (4) meetings. The Audit Committee has since held an additional three (3) meetings.

     The Board has determined that Mr. Knutsson is an "audit committee financial expert" as defined in Item 401(h) of Regulation S-K, pursuant to the fact that, among other things, he was founder and Chief Financial Officer of Pro-Tech Monitoring and in that capacity has acquired the relevant experience and expertise and has the attributes set forth in the applicable rules in order to constitute him as an audit committee financial expert.

     Governance Committee

     The Governance Committee was established May 26, 2004 and presently consists of David J. Saul, George Knutsson and George E. Lackman, Jr. The purpose of the Governance Committee is to i) identify individuals qualified to become members of the Board of Directors; ii) Recommend individuals to the Board as director nominees and recommend Directors to serve as members of Board committees; iii) Develop and recommend to the Board a set of Corporate Governance guidelines; iv) Manage the Board's internal affairs, and v) be responsible for reassessing the overall effectiveness of the Board. A copy of the Governance Committee Charter is attached to this proxy statement as Appendix B.

     The Governance Committee has not established any minimum qualifications for persons to be considered for nomination, but will be guided by the following criteria, that the individual be of the highest character and integrity; be free of any conflict of interest that would violate any applicable law or regulation or interfere with proper performance of the responsibilities of a Director; possess substantial and significant experience that would be of particular importance to the Company in the performance of the duties of a Director; have sufficient time available to devote to the affairs of the Company; and have a desire to represent the balanced best interests of the shareholders as a whole.

     Shareholders who wish to recommend persons to the Governance Committee should submit a letter addressed to the Chairperson of the Governance Committee no later than 120 days prior to the date of the next Annual Meeting of Shareholders that sets forth the name, age, and address of the person recommended for nomination; the principal occupation or employment of the person recommended for nomination; a statement that the person is willing to be nominated and will serve if elected; and a statement as to why the shareholder believes that the person should be considered for nomination for election to the Board of Directors and how the person meets the criteria to be considered by the Committee described above.

Code of Ethics

     The Board of Directors has not yet adopted a code of ethics that applies to the Company's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions because it has not yet had an opportunity to fully discuss the provisions that will be included in the Company's code of ethics. The Board of Directors intends to adopt a code of ethics for all of the Company's Executive Officers, Directors and employees in the near future.

Communications with the Board of Directors

     Shareholders wishing to contact the Board of Directors for a specified member or committees of the Board should send correspondence to the Corporate Secretary, Odyssey Marine Exploration, Inc., 5215 W. Laurel Street, Tampa, Florida 33607. All communications so received from stockholders of the Company will be forwarded to the members of the Board of Directors, or to a specific Board member or committee if so designated by the stockholder. A stockholder who wishes to communicate with a specific Board member or committee should send instructions asking that the material be forwarded to the Director or to the appropriate committee chairman. All stockholders are also encouraged to communicate directly with both Officers and Directors regarding issues affecting the Company at the Annual Meeting of Shareholders.

Section 16(A) Beneficial Ownership Reporting Compliance

     Based solely on a review of Forms 3 and 4 and amendments thereto furnished to the Company during the fiscal year ended February 29, 2004, and Form 5 and amendments thereto furnished to the Company with respect to the fiscal year ended February 29, 2004 and certain written representations, no persons who were either a Director, Officer or beneficial owner of more than 10% of the Company's Common Stock, failed to file on a timely basis reports required by Section 16(a) of the Exchange Act during the fiscal year ended February 29, 2004, except that Michael V. Barton, the Company's former Chief Financial Officer, reported one transaction late in a Form 4.

                            EXECUTIVE COMPENSATION

     The following table sets forth information regarding the executive compensation for the Company's President for the years ended February 29, 2004, February 28, 2003, and February 28, 2002, and each other executive officer who had total annual salary and bonus in excess of $100,000 during such years.

                              SUMMARY COMPENSATION TABLE

                                                    Long-Term Compensation
                                               ---------------------------
                      Annual Compensation          Awards           Payouts
                    ------------------------   ------------------  --------
                                                          Securi-
                                                          ties
                                               Re-        Under-              All
Name and                                       stricted   lying      LTIP    Other
Principal                                      Stock      Options/  Payout   Compen-
Position            Year   Salary    Bonus     Awards     SARs(#)    ($)     sation
---------------     -----  --------  --------  ---------  --------  -------  -------

John C. Morris,     2004   $150,000  $246,500     -0-     250,000     -0-     -0-
  President         2003   $150,000  $  2,000     -0-         -0-     -0-     -0-
                    2002   $125,000  $    -0-     -0-     100,000     -0-     -0-

Gregory P. Stemm,   2004   $150,000  $246,500     -0-     250,000     -0-     -0-
  Vice-President    2003   $150,000  $  2,000     -0-         -0-     -0-     -0-
                    2002   $125,000  $    -0-     -0-     100,000     -0-     -0-

Michael V. Barton,  2004   $100,000  $ 14,500     -0-     100,000     -0-     -0-
 Former CFO         2003   $ 79,175  $  1,000     -0-         -0-     -0-     -0-

George J. Becker,   2004   $100,000  $ 14,500     -0-     100,000     -0-     -0-
  Jr., COO          2003   $ 87,500  $  1,000     -0-         -0-     -0-     -0-

David A. Morris,    2004   $100,000  $ 14,500     -0-     200,000     -0-     -0-
   Secr/Treas       2003   $100,000  $  1,500     -0-         -0-     -0-     -0-
                    2002   $ 90,000  $     -0-    -0-         -0-     -0-     -0-

     The following table sets forth certain information concerning individual grants of stock options made during the year ended February 29, 2004 to each Named Executive Officer of the company:

                    OPTION GRANTS IN LAST FISCAL YEAR (1)
                              Individual Grants

                    Number of   % of Total
                    Securities    Options
                    Underlying   Granted to    Exercise or
                     Options    Employees in   Base Price    Expiration
      Name          Granted(#)   Fiscal Year   ($/Share)        Date
---------------     ----------  ------------   ------------  ----------

John C. Morris        125,000       7.25%        $ 2.50      2/28/2008
John C. Morris        125,000       7.25%        $ 1.25      2/28/2008
Greg P. Stemm         125,000       7.25%        $ 2.50      2/28/2008
Greg P. Stemm         125,000       7.25%        $ 1.25      2/28/2008
Michael Barton         50,000       2.90%        $ 2.50      2/28/2008
Michael Barton         50,000       2.90%        $ 1.25      2/28/2008
George J. Becker,Jr.   50,000       2.90%        $ 2.50      2/28/2008
George J. Becker,Jr.   50,000       2.90%        $ 1.25      2/28/2008
David A. Morris       100,000       5.80%        $ 2.50      2/28/2008
David A. Morris       100,000       5.80%        $ 1.25      2/28/2008
____________

(1) Options generally have a 5-year term. The exercise price of the options granted exceeded the fair market value of our Common Stock on the date of grant. The options vest by 25% each six month anniversary of the grant date, and become 100% vested on the two year anniversary of the grant date.

                   AGGREGATE OPTION EXERCISES IN YEAR ENDED
              FEBRUARY 29, 2004 AND FEBRUARY 29, 2004 OPTION VALUES

                                             Securities Under-   Value of Unexer-
                                             lying Unexercised     cised In-The-
                         Shares                  Options at       Money Options at
                       Acquired on            February 29, 2004   February 29, 2004
                        Exercise     Value      Exercisable/        Exercisable/
      Name              (Number)    Realized   Unexercisable       Unexercisable
---------------------  -----------  --------  -----------------  ------------------

John C. Morris            50,000    $225,000  162,500 / 187,500  $612,813 / $548,438
Greg P. Stemm             50,000     222,000  162,500 / 187,500   612,813 /  548,438
Michael V. Barton            -0-         -0-  75,000  / 100,000   263,125 /  314,375
George J. Becker, Jr.     10,000      19,500  100,000 / 100,000   358,125 /  314,375
David A. Morris           50,000     177,300   50,000 / 150,000   146,250 /  438,750

Employment Agreements

     John Morris, Greg Stemm, David Morris and George Becker, Jr. have employment agreements through February 28, 2005. For the year commencing on March 1, 2004, the Compensation Committee has set the base salaries for John Morris and Greg Stemm at $250,000 per year. The base salaries for David Morris and George Becker, Jr. have been set at $120,000. We anticipate that in addition to their base salary each of these individuals will receive stock options and certain other benefits as determined by the Board of Directors. Michael Barton, who served as the chief financial officer from May 2002 until May 24, 2004, had an employment agreement and his base salary was $200,000 per year during the period from March 1, 2004 until May 31, 2004. Mr. Barton resigned as CFO on May 24, 2004, however, he continued to perform the function of the CFO until May 28, 2004.
                                         11


Employee Stock Option Plan

     During the Special Shareholder Meeting held September 8, 1997, the Shareholders approved an Employee Stock Option Plan (the "Plan"). The Plan authorized the issuance of options to purchase up to two million shares of the Company's Common Stock. On November 7, 2001, the shareholders approved an amendment to the Plan increasing the number of shares in the Plan to three million five hundred thousand shares.

     The Plan allows the Board of Directors to grant non-qualified stock options from time to time to employees, officers and directors, and consultants of the Company. The board determines vesting provisions at the time options are granted. The option price for any option will be no less than the fair market value of the Common Stock on the date the option is granted.

     During the fiscal year ended February 29, 2004, we issued the following options to directors, in addition to those itemized in the Summary Compensation Table above, from the Plan:

                                 Date          Number of     Option       Date
                                 Of            Options       Exercise     Of
Grantee             Position     Grant         Granted       Price        Expiration
---------------     --------     ---------     ---------     --------     ----------
George Knutsson     Director     3/18/2003     25,000        $1.25        2/28/2008
                                 3/18/2003     25,000        $2.50        2/28/2008
David Saul          Director     3/18/2003     25,000        $1.25        2/28/2008
                                 3/18/2003     25,000        $2.50        2/28/2008
George Lackman      Director     3/18/2003     25,000        $1.25        2/28/2008
                                 3/18/2003     25,000        $2.50        2/28/2008
Henri DeLauze       Former       3/18/2003     25,000        $1.25        2/28/2008
                    Director     3/18/2003     25,000        $2.50        2/28/2008

Director Compensation

     Effective January 14, 2005 our outside Directors are compensated for attending meetings according to the following structure:

     * Each non-executive director will receive $20,000 annually. In addition Non-executive directors shall receive $1,000 per meeting attended on behalf of the Board of Directors including full Board Meetings, Audit Committee Meetings, and Compensation Committee Meetings.

     * Meetings attended telephonically or in conjunction with a full Board Meeting shall earn a compensation of $500 for attendance.

     * Committee Chairman shall receive an additional annual retainer of $5,000 for the Audit committee, or $2,500 for the Compensation and Governance committee and will receive an additional $500 per meeting over which they preside.

            EQUITY COMPENSATION PLAN INFORMATION AS OF FEBRUARY 29, 2004

Plan category   Number of securities   Weighted Average     Number of securities
                to be issued upon ex-  exercise price of    remaining available
                exercise of outstand-  outstanding options  for future issuance ing options, warrants  warrants and rights
                and rights
--------------  ---------------------  -------------------  --------------------
Equity compen-
sation plans
approved by
securityholders        2,439,000             $ 3.18                421,500
--------------------------------------------------------------------------------
Equity compen-
sation plans
not approved by
securityholders           -0-                  -0-                   -0-
--------------------------------------------------------------------------------
Total                  2,439,000             $ 3.18                421,500

                CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     During the last two years certain officers, directors, and beneficial owners entered into transactions with the Company as follows:

     On January 1, 2001, we renewed loan agreements with Gregory Stemm and John Morris authorizing each to borrow a maximum of $120,000 from the Company at 8% annual interest compounded quarterly. On October 10, 2001, the loans were revised authorizing borrowing up to $130,000 under the same terms and an additional $20,000 for the exercise of stock options. On March 1, 2002, the loans were revised to allow borrowing up to $150,000 under the same terms and up to $20,000 for the exercise of stock options. These loans would have become due on December 31, 2004. On December 5, 2003 John Morris and Greg Stemm re-paid the balances in full of the principal amounts and all accumulated interest due on the loans.

     On April 1, 2001, we entered into a loan extension agreement with Robert Stemm, Gregory Stemm's father, wherein Mr. Stemm extended the due date on his loan to the Company until March 31, 2003. The principal amount of $56,144 bore interest at 10% per annum and was secured by an inventory of raw emeralds. This loan was convertible into shares of Common Stock at the rate of $.50 per share. On March 31, 2003, we entered into a Debt Conversion Agreement wherein, Mr. Stemm was paid $13,373 in cash and received 108,000 shares of our common stock for payment in full of the note and accrued interest. Payment of the note established March 31, 2005, as the expiration date of the warrants for the purchase of common stock previously issued to Mr. Stemm as an inducement to extend the loan due dates, and terminated the security interest in the inventory of raw emeralds that previously secured the note. Warrants held by Mr. Stemm as a result of his loan to the Company are as follows:

Date issued     Number of shares     Exercise Price     Expiration Date
-----------     ----------------     --------------     ---------------

4/1/1999            11,000           $ 3.00/share       March 31, 2005
4/1/2000            21,500           $ 2.00/share       March 31, 2005

     On February 28, 2001, we completed the sale of shares of our Series B Convertible Preferred Stock, Common Stock and Warrants to MacDougald Family Limited Partnership ("MFLP") for $3,000,000 in cash. The sale of securities was made pursuant to a Stock Purchase Agreement dated February 28, 2001. MFLP purchased 850,000 shares of our Series B Convertible Preferred Stock, 864,008 shares of Common Stock and Warrants to purchase an additional 1,889,000 shares of Common Stock. The cash used came from operating funds of MFLP. Warrants to purchase 1,659,000 shares subsequently expired. As of the date of this report, MFLP holds options to purchase 230,000 shares at $0.30 per share.

     Under the terms of the Stock Purchase Agreement, MFLP received certain rights to require us to register the Common Stock purchased and the shares of Common Stock issuable on the conversion or exercise of the Preferred Stock and Warrants for resale under the Securities Act of 1933.

     MFLP is a Nevada limited partnership of which MacDougald Management, Inc. ("MMI") is sole general partner. The limited partners include James E. MacDougald, his wife Suzanne M. MacDougald, and two trusts for the benefit of the children and grandchildren of Mr. and Mrs. MacDougald. James E. MacDougald is the President of MMI. Mr. MacDougald served on the Board of Directors of the Company from February through October, 2001.

     On October 12, 2001, MFLP delivered a Notice of Conversion to us pursuant to which MFLP converted 850,000 shares of Preferred Stock held by MFLP into 8,500,000 shares of Common Stock in accordance with the terms of the Stock Purchase Agreement and the Certificate of Designation. No additional funds were expended by MFLP in connection with its acquisition of the Common Stock. The consideration for the Common Stock was the Preferred Stock tendered by MFLP to us.

     As a condition and an inducement to MFLP to convert the Preferred Stock, the Company and MFLP executed an Amended and Restated Registration Rights Agreement, dated October 12, 2001 ("Amended and Restated Registration Rights Agreement"), pursuant to which the Issuer granted MFLP up to five demand registration rights. Concurrently with the execution of the Amended and Restated Registration Rights Agreement, the Company and MFLP entered into the First Amendment to Series B Stock Purchase Agreement, dated October 12, 2001 ("First Amendment to Stock Purchase Agreement"), which eliminated certain of MFLP's rights under the Stock Purchase Agreement.

     On May 26, 1998, we signed an agreement with a subcontractor that entitled it to receive 5% of the post finance cost proceeds from any shipwrecks in a certain search area of the Mediterranean Sea. A shipwreck we have found, which we believe to be the HMS Sussex, is located within the specified search area and we will be responsible to share future revenues, if any, from this shipwreck. On December 9, 2002, a Georgia limited liability company acquired the 5% interest in the Cambridge Project from the subcontractor through a foreclosure sale. John Morris and Greg Stemm have member interests of 32% and 28%, respectively, in the limited liability company.

                       REPORT OF THE AUDIT COMMITTEE

     The Company has a standing Audit Committee (the "Audit Committee") of the Board of Directors. The Audit Committee currently consists of Messrs. Knutsson, Saul and Lackman, who are independent directors(as defined in Section 803 of the listing standards of the American Stock Exchange). In January 2003, the Audit Committee adopted a charter which was amended by the Board of Directors on May 26, 2004. A copy of the amended charter is attached to this proxy statement as Appendix A. The Audit Committee, on behalf of the Board, oversees the Company's financial reporting process. In fulfilling its oversight responsibilities, the Audit Committee reviewed with Management the audited financial statements and the footnotes thereto in the Company's Annual Report on Form 10-KSB for the fiscal year ended February 29, 2004, and discussed with management the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments and the clarity of the disclosures in the financial statements. In addition, the Audit Committee is responsible for the engagement of the Company's independent public accountants, and for approving all non-audit services performed by the independent public accountants. The Audit Committee held four (4) meetings in fiscal year ended February 29, 2004.

     The Company's outside independent public accountants, Ferlita, Walsh & Gonzalez, P.A., are responsible for expressing an opinion on the conformity of the Company's audited financial statements in all material respects, to accounting principles generally accepted in the United States. The Audit Committee reviewed and discussed with the independent public accountants their judgments as to the quality, not just the acceptability, of the Company's accounting principles and such other matters as are required to be discussed by the Audit Committee with the Company's independent public accountants under Statement on Auditing Standards 61, as amended by SAS 90. The Company's independent public accountants have expressed the opinion that the Company's audited financial statements conform, in all material respects, to accounting principles generally accepted in the United States. The independent public accountants have full and free access to the Audit Committee.

     The Audit Committee Chairman discussed with the Company's independent public accountants their independence from management and the Company, and received from them the written disclosures and the letter concerning the independent accountants' independence required by the Independence Standard Board Standard No. 1.

     The Audit Committee Chairman discussed with the Company's independent public accountants the overall scope and plans of the audit. The Audit Committee Chairman met with the independent public accountants to discuss the results of their audit, their evaluations of the Company's internal controls and the overall quality of the Company's financial reporting.

     In reliance on the review and discussions referred to above, the Audit Committee recommended to the Board that the audited financial statements be included in the Annual Report on Form 10-KSB for the fiscal year ended February 29, 2004, for filing with the Securities and Exchange Commission.
The Audit Committee also selected Ferlita, Walsh & Gonzalez, P.A., to serve as the Company's independent public accountants for the transition period ending December 31, 2004.

      Members Of The Audit Committee

      George Knutsson, Chairman
      David J. Saul
      George E. Lackman, Jr.

                    APPOINTMENT OF INDEPENDENT ACCOUNTANTS

     The independent accounting firm of Ferlita, Walsh & Gonzalez, P.A., audited the financial statements of the Company for the year ended February 29, 2004, and has been selected by the Audit Committee to serve in such capacity for the transition period ended December 31, 2004.

     At the direction of the Audit Committee, this appointment is being presented to the shareholders for ratification or rejection at the Annual Meeting of Shareholders. If the shareholders do not ratify the appointment of Ferlita, Walsh & Gonzalez, P.A., the appointment of auditors will be reconsidered by the Audit Committee.

     It is expected that representatives of Ferlita, Walsh & Gonzalez, P.A., will be present at the meeting and will be given an opportunity to make a statement if they desire to do so. It is also expected that the representatives will be available to respond to appropriate questions from shareholders.

     The Audit Committee recommends the ratification of the appointment of Ferlita, Walsh & Gonzalez, P.A., as the Company's independent public accountants.

Independent Auditor Fees

     The following table presents aggregate fees for professional services rendered by Ferlita, Walsh & Gonzalez, P.A., for the audit of the Company's annual financial statements for the fiscal years ended February 29, 2004 and February 28, 2003, and fees billed for other services rendered by them during those periods.

                                          2004                2003
                                        --------            --------

Audit Fees (1)                          $ 28,375            $ 21,000
Audit-Related Fees                      $      0            $      0
Tax Fees                                $      0            $      0
All Other Fees                          $      0            $      0
                                        --------            --------
Total                                   $ 28,375            $ 21,000
_________________

(1) These are fees for professional services performed by for the audit of the Company's annual financial statements and review of financial statements included in the Company's 10-QSB filings, and services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit Committee Pre-Approval Policy

     The Company's independent accountants may not be engaged to provide non-audit services that are prohibited by law or regulation to be provided by it, nor may the Company's principal accountant be engaged to provide any other non-audit service unless it is determined that the engagement of the principal accountant provides a business benefit resulting from its inherent knowledge of the Company while not impairing its independence. The Audit Committee must pre-approve the engagement of the Company's principal accountant to provide both audit and permissible non-audit services. No non-audit services were provided by the independent accountants during the past two fiscal years.

               DEADLINE FOR RECEIPT OF SHAREHOLDER PROPOSALS
                FOR THE 2005 ANNUAL MEETING OF SHAREHOLDERS

     Any proposal by a shareholder intended to be presented at the Company's 2005 Annual Meeting of Shareholders must be received at the offices of the Company, 5215 W. Laurel Street, Tampa, Florida 33607, a reasonable amount of time prior to the mailing of the proxy statement for that meeting in order to be included in the Company's proxy statement and proxy relating to that meeting.

                                    JOHN C. MORRIS, PRESIDENT



Tampa, Florida
January 21, 2005

APPENDIX A

                   ODYSSEY MARINE AUDIT COMMITTEE CHARTER

ROLE

The Audit Committee of the Board of Directors assists the Board of Directors in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing, and reporting practices of the Company, and such other duties as directed by the Board. The Committee's purpose is to oversee the accounting and financial reporting processes of the company and the audits of the Company's financial statements. The Committee's role includes a particular focus on the qualitative aspects of financial reporting to Shareholders and on the Company's processes to manage business and financial risk, and for compliance with significant applicable legal, ethical, and regulatory requirements. The Committee is directly responsible for the appointment, compensation, and oversight of the public accounting firm engaged to prepare or issue an audit report on the financial statements of the Company.

MEMBERSHIP

The membership of the Committee consists of at least three directors who are generally knowledgeable in financial and auditing matters, including at least one member with accounting or related financial management expertise. Each member will be free of any relationship that, in the opinion of the board, would interfere with his or her individual exercise of independent judgment. Applicable laws and regulations will be followed in evaluating a member's independence. The chairperson is appointed by the full Board.

OPERATIONS

The Committee meets at least six times a year. Additional meetings may occur as the Committee or its chair deems advisable. The Committee will cause to be kept adequate minutes of all its proceedings and will report its actions to the next meeting of the Board. Committee Members will be furnished copies of the minutes of each meeting and any action taken by unanimous consent. The Committee will be governed by the same rules regarding meetings (including meetings by conference telephone or similar communications equipment), action without meetings, notice, waiver of notice, and quorum and voting requirements as are applicable to the Board. The Committee is authorized and empowered to adopt its own rules of procedure not inconsistent with (a) any provision hereof; (b) any provision of the Bylaws of the Corporation, or (c) the laws of the state of Florida.

COMMUNICATIONS/ REPORTING

The public accounting firm reports directly to the Committee. The Committee is expected to maintain free and open communication with the public accounting firm, the internal auditors, and the Company's management. This communication will include private Executive sessions, at least annually, with each of these parties. The Committee chairperson shall report on Audit Committee activities to the full Board.






                                     A-1


EDUCATION

The Company is responsible for providing the Committee with educational resources related to accounting principles and procedures, current accounting topics pertinent to the Company and other material as may be requested by the Committee. The Company will assist the Committee in maintaining appropriate financial literacy.

AUTHORITY

The Committee will have the resources and authority necessary to discharge its duties and responsibilities, including the authority to retain outside counsel or other experts or consultants, as it deems appropriate. The Committee will be provided with appropriate funding by the Company, as the Committee determines, for the payment of compensation to any registered public accounting firm engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company; outside counsel and other advisors as it deems appropriate, and ordinary administrative expenses of the Committee that are necessary or appropriate in carrying out its duties. In discharging its oversight role, the Committee is empowered to investigate any matter brought to its attention. Any communications between the Committee and legal counsel in the course of obtaining legal advice will be considered privileged communications of the Company, and the Committee will take all necessary steps to preserve the privileged nature of those communications.

RESPONSIBILITIES

The Committee's specific responsibilities in carrying out its oversight role are delineated in the Audit Committee Responsibilities Checklist. The responsibilities checklist will be updated annually to reflect changes in regulatory requirements, authoritative guidance, and evolving oversight practices. As the compendium of Committee responsibilities, the most recently updated Responsibilities Checklist will be considered to be an addendum to this Charter.

The Committee relies on the expertise and knowledge of Management, the internal auditors and the public accounting firm in carrying out its oversight responsibilities. Management of the Company is responsible for determining the Company's financial statements are complete, accurate and in accordance with general accepted accounting principles. The public accounting firm is responsible for auditing the Company's financial statements. It is not the duty of the Committee to plan or conduct audits, to determine that the financial statements are complete and accurate and are in accordance with generally accepted accounting principles, to conduct investigations, or to assure compliance with laws and regulations or the Company's internal policies, procedures and controls.











                                     A-2


                ODYSSEY MARINE EXPLORATION AUDIT COMMITTEE RESPONSIBILITIES
                                       CALENDAR

RESPONSIBILITY                          WHEN PERFORMED
                                        Audit Committee Meetings
-------------------------------------   ----------------------------------------------
                                        Winter   Spring   Summer    Fall    As Needed
                                        -------  -------  -------  -------  ---------
1.  The agenda for Committee meetings      X        X        X        X         X
    will be prepared in consultation
    between the Committee chair (with
    input from the Committee members),
    Finance management, and the
    independent auditor.

2.  Review and update the Audit                                       X
    Committee Charter and
    Responsibilities Calendar
    annually.

3.  Provide a report in the annual                           X
    proxy that includes the
    Committee's review and discussion
    of matters with management and
    the independent auditor.

4.  Include a copy of the Committee                                             X
    charter as an appendix to the proxy
    statement at least once every three
    years.

5.  Appoint and replace the independent    X
    auditor and approve the terms on
    which the independent auditor is
    engaged for the ensuing fiscal
    year.

6.  Resolve any disagreements between                                           X
    management and the independent
    auditor about financial reporting.

7.  Establish and oversee a policy         X        X        X        X         X
    designating permissible services
    that the independent auditor may
    perform for the Company, providing
    for pre-approval of those ser-
    vices by the Committee subject to
    the de minimis exceptions permitted
    under applicable rules, and quar-
    terly review the firm's non-audit
    services and related fees.

8.  Review and approve the appointment                                          X
    or change in the General Auditor.

9.  Ensure receipt from the independent                      X
    auditor of a formal written statement
    delineating all relationships
    between the auditor and the company,
    consistent with Independence
    Standards Board Standard 1, and

                                         A-3


    actively engage in a dialogue with
    the auditor with respect to any
    disclosed relationships or services

    that may impact the objectivity and
    independence of the auditor, and
    take or recommend that the full
    Board take appropriate action
    to oversee the independence of the
    independent auditor.

10. Advise the Board about the Committee's                   X
    determination whether the Committee
    consists of a minimum of three
    members who are financially literate,
    including at least one member who has
    accounting or related financial
    Management expertise.

11. Inquire of Finance management and the                                       X
    independent auditor about significant
    risks or exposures and assess the
    steps management has taken to
    minimize such risk to the company.

12. Review with the independent auditor    X                                    X
    and Finance management the audit
    scope and plan, and coordination of
    audit efforts to assure completeness
    of coverage, reduction of redundant
    efforts, the effective use of audit
    resources, and the use of independent
    public accountants other than the
    appointed auditors of the Company.

13. Consider and review with Finance
    management, the independent auditor:

    a. The Company's annual assessment                       X                  X
       of the effectiveness of its
       internal controls and the
       independent auditor's attestation
       and report about the Company's
       assessment. (1)

    b. The adequacy of the Company's                         X                  X
       internal controls including
       computerized information system
       controls and security.


    c. Any related significant findings                      X                  X
       and recommendations of the
       independent public accountants
       and internal audit together with
       management's responses thereto.

14. Review with Finance management any     X        X        X        X
    significant changes to GAAP and/or
    MAP policies or standards.





                                         A-4


15. Review with Finance Management and
    the independent auditor at the
    completion of the annual audit:

    a. The Company's annual financial                        X                  X
       statements and related footnotes.

    b. The independent auditor's audit                       X                  X
       of the financial statements and
       its report thereon.

    c. Any significant changes required                      X                  X
       in the independent auditor's
       audit plan.

    d. Any serious difficulties or                           X                  X
       disputes with management en-
       countered during the course of
       the audit.

    e. Other matters related to the                          X                  X
       conduct of the audit which are
       to be communicated to the
       Committee under generally
       accepted auditing standards.

16. Review with Finance management                           X                  X
    and the independent auditor at
    least annually the Company's
    critical accounting policies.

17. Review policies and procedures                  X
    with respect to transactions between
    the Company and officers and
    directors or transactions that are
    not a normal part of the Company's
    business.

18. The Chairman of the Audit Committee    X        X        X        X
    will participate in a telephonic
    meeting among Finance management
    and the independent auditor prior
    to yearly earnings release.

    a. Quarterly not required

    b. Annually upon completion of
       the audit fieldwork

19. Review the periodic reports of         X        X        X        X
    the Company with Finance management
    and the independent auditor prior
    to filing of the reports with the
    SEC.

20. In connection with each periodic
    report of the Company, review:

    a. Management's disclosure to          X        X        X        X
       the Committee and the indepen-
       dent auditor under Section 302
       of the Sarbanes-Oxley Act.





                                         A-5

    b. The contents of the Chief           X        X        X        X
       Executive Officer and the
       Chief Financial Officer
       certificates to be filed
       under Sections 302 and 906 of
       the Act.

21. Monitor the appropriate standards                                 X         X
    adopted as a code of conduct for
    Odyssey Marine Exploration, Inc.

22. Review with the Compliance Officer     X        X        X        X
    legal and regulatory matters that
    may have a material impact on the
    financial statements, related
    Company compliance policies, and
    programs and reports received from
    regulators.

23. Develop, review and oversee pro-                                  X
    cedures for (i) receipt, retention
    and treatment of complaints received
    by the Company regarding accounting,
    internal accounting controls and
    auditing matters, and (ii) the
    confidential, anonymous submission
    of employee concerns regarding
    accounting or auditing matters.

24. Meet with the independent auditor      X        X        X        X
    in executive session to discuss
    any matters that the Committee or
    the independent auditor believes
    should be discussed privately with
    the Audit Committee.

25. Meet with Finance management in                                             X
    executive sessions to discuss any
    matters that the Committee or
    Finance management believes should
    be discussed privately with the
    Audit Committee.




















                                     A-6


APPENDIX B

                         GOVERNANCE COMMITTEE CHARTER

This Governance Committee Charter has been adopted by the Governance Committee of the Board of Directors of Odyssey Marine Exploration, Inc. (Company) and ratified by the Board of Directors of the Company on May 26, 2004.

The Corporate Governance Committee shall consist of not less than three directors as appointed by the Board of Directors. Members may be removed by the Board of Directors in its discretion. Each member of the Committee shall be independent now required in the United States for the purpose of this charter. The Chairman of the Committee shall be designated by the Board of Directors.

The purpose of the Corporate Governance Committee shall be to:

   * Identify individuals qualified to become members of the Board of Directors.

   * Recommend individuals to the Board as director nominees and recommend directors to serve as members of Board committees.

   * Develop and recommend to the Board a set of corporate governance guidelines.

   *  Manage the Board's internal affairs.

   *  Responsible for reassessing overall Board's effectiveness.

The Corporate Governance Committee is an arm of, and responsible to, the Board of Directors to which it directly reports. The Corporate Governance Committee is responsible for periodically updating the Board of Directors about Committee activities and making appropriate recommendations.




























P R O X Y

                      ODYSSEY MARINE EXPLORATION, INC.
                SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints John C. Morris with the power to appoint a substitute, and hereby authorizes him to represent and to vote as designated below, all the shares of common stock of Odyssey Marine Exploration, Inc. held of record by the undersigned on January 21, 2005, at the Annual Meeting of Shareholders to be held on February 25, 2005, or any adjournment thereof.

     1.   Election of Directors:

          [  ] FOR all nominees listed below (except as marked to the contrary)
          [  ] WITHHOLD authority to vote for all the nominees listed below:

                 John C. Morris                 Gregory P. Stemm
                 George Knutsson                David J. Saul
                 George E. Lackman, Jr.

[INSTRUCTION: To withhold authority to vote for any individual nominee, cross out that nominee's name above and initial.]

     2. The ratification of the appointment of Ferlita, Walsh & Gonzalez, P.A., as the Company's independent auditors.

          [  ]  FOR     [   ]   AGAINST     [   ]   ABSTAIN

     3. To transact such other business as may properly come before the meeting.

     THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2.

     SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AT THE MEETING IN ACCORDANCE WITH THE SHAREHOLDER'S SPECIFICATIONS ABOVE. THIS PROXY CONFERS DISCRETIONARY AUTHORITY IN RESPECT TO MATTERS NOT KNOWN OR DETERMINED AT THE TIME OF THE MAILING OF THE NOTICE OF THE ANNUAL MEETING OF SHAREHOLDERS TO THE UNDERSIGNED.

     The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders, Proxy Statement and Annual Report.

Dated:  _____________, 2005.
                                  _________________________________________
                                  _________________________________________
                                  Signature(s) of Shareholder(s)


Signature(s) should agree with the name(s) stenciled hereon. Executors, administrators, trustees, guardians and attorneys should indicate when signing. Attorneys should submit powers of attorney.

    THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF ODYSSEY MARINE EXPLORATION, INC. PLEASE SIGN AND RETURN THIS PROXY IN THE ENCLOSED PRE-ADDRESSED ENVELOPE. THE GIVING OF A PROXY WILL NOT AFFECT YOUR RIGHT TO VOTE IN PERSON IF YOU ATTEND THE MEETING.